EXHIBIT 99.1

Lakeland Bancorp Reports Increased Third Quarter Earnings

OAK RIDGE, N.J., Oct. 18, 2011 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported Net Income Available to Common Shareholders in the third quarter of 2011 of $4.8 million or $0.19 per diluted share compared to $3.3 million, or $0.13 per diluted share for the same period last year. Net Income Available to Common Shareholders for the first nine months of 2011 was $12.9 million or $0.50 per diluted share, as compared to $10.8 million, or $0.43 per diluted share for the same period last year.

The Company declared a quarterly cash dividend of $0.06 per common share, payable on November 15, 2011 to holders of record as of the close of business on October 31, 2011. The Company also declared a dividend of 5% for the quarterly dividend payment due November 15, 2011 for the preferred stock issued to the U.S. Department of the Treasury under the Capital Purchase Program ("CPP").

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "Our earnings growth in the third quarter of 2011 compared to the same period last year was driven by a reduced provision for loan and lease losses, controlled noninterest expenses, lower costs associated with Preferred Stock, reflecting a total of $40.0 million in repayments to the U.S. Department of the Treasury to repurchase Preferred Stock under the CPP, and a lower effective tax rate."

Earnings

Net Interest Income

Net interest income for the third quarter of 2011 was $24.4 million, as compared to $25.0 million for the same period in 2010. Net Interest Margin for the third quarter of 2011 was 3.85% compared to 3.93% reported in the third quarter of 2010, which reflected a greater reduction in yields on interest-earning assets as compared to interest-bearing liabilities. The yield on interest-earning assets declined 30 basis points to 4.63% in the third quarter of 2011 compared to 4.93% for the same period last year. The cost of interest-bearing liabilities decreased 23 basis points from 1.18% in the third quarter of 2010 to 0.95% in the third quarter of 2011.

Net interest income for the first nine months of 2011 totaled $73.4 million compared to $74.5 million reported for the first nine months of 2010. Net Interest Margin for the first nine months of 2011 at 3.89% compared to 3.96% for the same period last year. The Company's yield on earning assets decreased from 5.02% for the first nine months of 2010, to 4.69% for the same period this year. The Company's cost of interest bearing liabilities decreased from 1.26% for the first nine months of 2010 to 0.98% for the first nine months of this year.

Noninterest Income

Noninterest income, exclusive of gains on sales of investment securities, totaled $4.3 million for the third quarter of 2011, as compared to $4.4 million for the same period last year. In the third quarter of 2011, the Company recorded $785,000 on gains on sales of investment securities, as compared to gains of $1.7 million for the same period last year. Service charges on deposit accounts totaling $2.6 million were equivalent to last year's total, while commissions and fees at $915,000 reflected a 5% decrease. Gains on leasing related assets at $117,000 decreased by $195,000, reflecting a smaller leasing portfolio, while other income at $299,000 was $222,000 higher than the same period last year, as the Company recorded a gain of $173,000 on the sale of a branch office building in the third quarter of 2011.

Noninterest income, exclusive of gains on sales of investment securities, totaled $12.8 million for the first nine months of 2011 compared to $13.1 million for the same period last year. Gains on investment securities totaled $1.2 million for the first nine months of 2011 as compared to $1.7 million in the first nine months of 2010. Service charges on deposit accounts at $7.7 million were equivalent to last year's total, while commissions and fees at $2.8 million were up 4%, reflecting a 7% increase in investment commission income. Gains on leasing related assets at $810,000 decreased by $361,000 in the first nine months of 2011, while other income at $467,000 was equivalent to last year's nine month total.

Noninterest Expense

Noninterest expense for the third quarter of 2011 was $18.0 million, as compared to $19.0 million for the same period last year. Included in non-interest expense in the third quarter of 2011 was an $800,000 prepayment fee on the repayment of $20.0 million in long-term debt, at an average rate of 4.10%. In the third quarter of 2010, a similar prepayment fee of $1.8 million was included in non-interest expense. Additionally, the provision for unfunded lending commitments in the third quarter of 2011 totaled $365,000, as compared to $137,000 for the same period last year. Exclusive of these two items, non-interest expense in the third quarter of 2011 totaled $16.9 million, which was equivalent to the total for the same period last year. Salary and benefit expense at $9.3 million increased by 2%, while occupancy, furniture and equipment expenses at $2.9 million were equivalent to last year's total. FDIC insurance expense at $636,000 decreased by $301,000, or 32%, primarily as a result of changes made by the FDIC in the method of calculating assessment rates, while collection expense at $70,000 decreased by $118,000, due to a reduction in leasing related collection costs. Expenses on other real estate owned and other real repossessed assets increased by $217,000 to $336,000. Other expenses at $2.6 million were $253,000 higher than last year's total primarily due to the aforementioned increase in the provision for unfunded lending commitments.

For the first nine months of 2011, noninterest expense was $51.8 million, compared to $52.8 million in 2010. Excluding the prepayment fees in both years, noninterest expense for the first nine months of 2011 was $51.0 million, which was equivalent to the total for the same period last year. Salary and benefit costs at $27.5 million increased 2%, while occupancy, furniture and equipment expenses at $8.8 million were equivalent to last year's total. FDIC insurance expense at $2.2 million decreased by $656,000, or 23%, resulting from the aforementioned change in FDIC assessment rate methodology. Collection expense at $195,000 decreased by $300,000, while other real estate owned and other repossessed asset expense at $808,000 increased by $454,000.

Financial Condition

At September 30, 2011, total assets were $2.74 billion, a decrease of 2% from December 31, 2010. Total loans were $1.99 billion, a decrease of $20.4 million from $2.01 billion at year-end 2010, primarily due to leasing loans, which have decreased by $31.0 million this year. Total deposits were $2.23 billion, an increase of $36.7 million from December 31, 2010. Noninterest bearing demand deposits at $424.8 million have increased by $40.9 million or 11% from year-end 2010. Savings and interest-bearing transaction accounts at $1.41 billion have increased by $11.9 million, while time deposits at $396.7 million have decreased by $16.1 million this year. Core deposits were 82% of total deposits at September 30, 2011.

Asset Quality

At September 30, 2011, non-performing assets totaled $57.7 million (2.11% of total assets) compared to $56.5 million (2.06% of total assets) at June 30, 2011. The Allowance for Loan and Lease Losses totaled $28.0 million at September 30, 2011 and represented 1.41% of total loans, as compared to 1.36% at year-end 2010. In the third quarter of 2011, the Company had net charge-offs totaling $4.3 million, as compared to $5.3 million in the second quarter of 2011. For the first nine months of 2011, the Company had net charge-offs of $13.7 million, as compared to $13.1 million for the same period last year.

Capital

At September 30, 2011, stockholders' equity was $254.9 million and book value per common share was $9.26. As of September 30, 2011, the Company's leverage ratio was 8.29%. Tier I and total risk based capital ratios were 11.21% and 13.46%, respectively. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury's preferred stock investment in the Company, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets, provision for unfunded lending commitments, and, where applicable, long-term debt prepayment fees. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

Lakeland Bancorp, the holding company for Lakeland Bank, has a current asset base of $2.7 billion and forty-seven (47) offices spanning six northern New Jersey counties: Bergen, Essex, Morris, Passaic, Sussex and Warren. Lakeland Bank, headquartered at 250 Oak Ridge Road, Oak Ridge, New Jersey offers an extensive array of consumer and commercial products and services, including online banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about their full line of products and services, visit their website at www.lakelandbank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Three months ended September 30,		Nine months ended September 30,

	2011	2010	2011	2010
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 24,351	$ 24,990	$ 73,356	$ 74,506
Provision for Loan and Lease Losses	(4,058)	(4,857)	(14,391)	(14,737)
Noninterest Income (excluding investment securities gains/losses)	4,310	4,408	12,806	13,069
Gains on investment securities	785	1,681	1,229	1,682
Noninterest Expense	(18,040)	(18,951)	(51,798)	(52,838)
Pretax Income	7,348	7,271	21,202	21,682
Tax Expense	(2,242)	(2,399)	(6,467)	(7,491)
Net Income	$ 5,106	$ 4,872	$ 14,735	$ 14,191
Dividends on Preferred Stock and Discount Accretion	(293)	(1,589)	(1,873)	(3,391)
Net Income Available to Common Stockholders	$ 4,813	$ 3,283	$ 12,862	$ 10,800

Basic Earnings Per Common Share (1)	$ 0.19	$ 0.13	$ 0.50	$ 0.43
Diluted Earnings Per Common Share (1)	$ 0.19	$ 0.13	$ 0.50	$ 0.43
Dividends per Common Share (1)	$ 0.06	$ 0.05	$ 0.18	$ 0.14
Weighted Average Shares - Basic (1)	25,322	25,117	25,288	25,074
Weighted Average Shares - Diluted (1)	25,370	25,156	25,410	25,100

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.73%	0.69%	0.71%	0.69%
Annualized Return on Average Common Equity	8.59%	8.63%	8.54%	8.65%
Annualized Return on Average Tangible Common Equity (4)	13.63%	14.23%	13.74%	14.48%
Annualized Return on Interest Earning Assets	4.63%	4.93%	4.69%	5.02%
Annualized Cost of Interest Bearing Liabilities	0.95%	1.18%	0.98%	1.26%
Annualized Net interest spread	3.68%	3.74%	3.71%	3.76%
Annualized Net interest margin	3.85%	3.93%	3.89%	3.96%
Efficiency ratio	57.01%	55.94%	56.61%	56.13%
Stockholders' equity to total assets			9.30%	9.41%
Book value per common share (1) (2)			$ 9.26	$ 8.84
Tangible book value per common share (1) (2) (4)			$ 5.85	$ 5.36
Tangible common equity to tangible assets (2) (4)			5.63%	5.05%

ASSET QUALITY RATIOS			9/30/2011	12/31/2010
Ratio of allowance for loan and lease losses to total loans (3)			1.41%	1.36%
Non-performing loans to total loans (3)			2.83%	2.14%
Non-performing assets to total assets (3)			2.11%	1.60%
Annualized net charge-offs to average loans (3)			0.92%	0.88%

SELECTED BALANCE SHEET DATA AT PERIOD-END			9/30/2011	12/31/2010
Loans and Leases			$ 1,991,874	$ 2,012,314
Allowance for Loan and Lease Losses			(28,024)	(27,331)
Investment Securities			515,019	553,680
Total Assets			2,741,768	2,792,674
Total Deposits			2,232,565	2,195,889
Short-Term Borrowings			53,175	52,123
Other Borrowings			187,322	272,322
Stockholders' Equity			254,898	260,709

SELECTED AVERAGE BALANCE SHEET DATA	For the three months ended		For the nine months Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010
Loans and Leases, net	$ 1,982,637	$ 1,976,248	$ 1,988,585	$ 1,994,922
Investment Securities	518,194	506,485	531,078	485,810
Interest-Earning Assets	2,537,284	2,546,557	2,552,144	2,540,854
Total Assets	2,762,305	2,781,733	2,773,858	2,768,526
Non Interest-Bearing Demand Deposits	424,938	364,075	412,435	348,527
Savings Deposits	334,909	319,438	330,103	318,078
Interest-Bearing Transaction Accounts	1,058,085	1,082,769	1,075,313	1,069,720
Time Deposits	397,029	452,129	407,182	467,052
Total Deposits	2,214,961	2,218,411	2,225,033	2,203,377
Short-Term Borrowings	58,983	62,015	60,986	58,647
Other Borrowings	222,086	220,371	221,147	222,296
Total Interest-Bearing Liabilities	2,071,092	2,136,722	2,094,731	2,135,792
Stockholders' Equity	254,174	268,295	254,237	271,616
Common Stockholders' Equity	235,785	223,941	230,689	219,431

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.
(2) Excludes preferred stock
(3) Includes leases held for sale
(4) See supplemental information - non-GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine months Ended September 30,
	2011	2010	2011	2010
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$ 25,999	$ 27,670	$ 78,784	$ 83,971
Federal funds sold and interest bearing deposits with banks	16	42	39	110
Taxable investment securities	2,773	3,107	8,448	9,099
Tax exempt investment securities	500	495	1,506	1,512
TOTAL INTEREST INCOME	29,288	31,314	88,777	94,692
INTEREST EXPENSE
Deposits	2,572	3,584	8,310	11,857
Federal funds purchased and securities sold under agreements to repurchase	18	27	73	95
Other borrowings	2,347	2,713	7,038	8,234
TOTAL INTEREST EXPENSE	4,937	6,324	15,421	20,186
NET INTEREST INCOME	24,351	24,990	73,356	74,506
Provision for loan and lease losses	4,058	4,857	14,391	14,737
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	20,293	20,133	58,965	59,769

NONINTEREST INCOME
Service charges on deposit accounts	2,623	2,678	7,672	7,626
Commissions and fees	915	965	2,787	2,683
Gains on sales of investment securities	785	1,681	1,229	1,682
Income on bank owned life insurance	356	376	1,070	1,147
Gain on leasing related assets	117	312	810	1,171
Other income	299	77	467	442
TOTAL NONINTEREST INCOME	5,095	6,089	14,035	14,751
NONINTEREST EXPENSE
Salaries and employee benefits	9,280	9,073	27,465	26,972
Net occupancy expense	1,692	1,594	5,205	5,025
Furniture and equipment	1,172	1,270	3,561	3,661
Stationery, supplies and postage	298	360	1,058	1,172
Marketing expense	612	511	1,846	1,713
Amortization of core deposit intangibles	46	265	577	796
FDIC insurance expense	636	937	2,178	2,834
Collection expense	70	188	195	495
Legal expense	457	411	1,163	1,175
Expenses on other real estate owned and other repossessed assets	336	119	808	354
Long-term debt prepayment fee	800	1,835	800	1,835
Other expenses	2,641	2,388	6,942	6,806
TOTAL NONINTEREST EXPENSE	18,040	18,951	51,798	52,838
INCOME BEFORE PROVISION FOR INCOME TAXES	7,348	7,271	21,202	21,682
Provision for income taxes	2,242	2,399	6,467	7,491
NET INCOME	$ 5,106	$ 4,872	$ 14,735	$ 14,191
Dividends on Preferred Stock and Discount Accretion	293	1,589	1,873	3,391
Net Income Available to Common Stockholders	$ 4,813	$ 3,283	$ 12,862	$ 10,800
EARNINGS PER COMMON SHARE
Basic	$ 0.19	$ 0.13	$ 0.50	$ 0.43
Diluted	$ 0.19	$ 0.13	$ 0.50	$ 0.43

DIVIDENDS PER COMMON SHARE	$ 0.06	$ 0.05	$ 0.18	$ 0.14

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

ASSETS	September 30, 2011	December 31, 2010
(dollars in thousands)	(unaudited)
Cash and due from banks	$ 44,424	$ 26,063
Federal funds sold and interest-bearing deposits due from banks	20,834	23,215
Total cash and cash equivalents	65,258	49,278

Investment securities available for sale	448,885	487,107
Investment securities held to maturity; fair value of $68,656 in 2011 and $68,815 in 2010	66,134	66,573
Loans:
Commercial, secured by real estate	1,064,009	1,041,015
Commercial, industrial and other	195,121	194,259
Leases	36,178	65,640
Residential mortgages	392,454	403,561
Consumer and home equity	304,112	306,322
Leases held for sale, at fair value	--	1,517
Total loans	1,991,874	2,012,314
Deferred cost	901	2,303
Allowance for loan and lease losses	(28,024)	(27,331)
Net loans	1,964,751	1,987,286
Premises and equipment, net	27,311	27,554
Accrued interest receivable	8,128	8,849
Goodwill	87,111	87,111
Other identifiable intangible assets, net	--	578
Bank owned life insurance	44,354	43,284
Other assets	29,836	35,054
TOTAL ASSETS	$ 2,741,768	$ 2,792,674

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$ 424,789	$ 383,877
Savings and interest-bearing transaction accounts	1,411,058	1,399,163
Time deposits under $100,000	222,337	241,911
Time deposits $100,000 and over	174,381	170,938
Total deposits	2,232,565	2,195,889
Federal funds purchased and securities sold under agreements to repurchase	53,175	52,123
Other borrowings	110,000	195,000
Subordinated debentures	77,322	77,322
Other liabilities	13,808	11,631
TOTAL LIABILITIES	2,486,870	2,531,965

STOCKHOLDERS' EQUITY
Preferred stock, Series A, no par value, $1,000 liquidation value, authorized 1,000,000 shares; issued 19,000 shares at September 30, 2011 and 39,000 shares at December 31, 2010	18,424	37,474
Common stock, no par value; authorized 40,000,000 shares; issued 25,976,648 shares at September 30, 2011 and 25,977,592 shares at December 31, 2010	270,068	271,595
Accumulated Deficit	(29,351)	(38,004)
Treasury shares, at cost, 448,984 shares at September 30, 2011 and 655,768 shares at December 31, 2010	(5,957)	(8,683)
Accumulated other comprehensive gain (loss)	1,714	(1,673)
TOTAL STOCKHOLDERS' EQUITY	254,898	260,709
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 2,741,768	$ 2,792,674

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
(dollars in thousands, except per share data)	Sept 30, 2011	June 30, 2011	Mar 31, 2011	Dec 31, 2010	Sept 30, 2010
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 24,351	$ 24,421	$ 24,584	$ 25,248	$ 24,990
Provision for Loan and Lease Losses	(4,058)	(5,406)	(4,927)	(4,544)	(4,857)
Noninterest Income (excluding investment securities gains)	4,310	4,266	4,230	4,585	4,408
Gains (losses) on investment securities	785	444	--	(68)	1,681
Long-term debt prepayment fee	(800)	--	--	--	(1,835)
Noninterest Expense, excluding long-term debt prepayment fee	(17,240)	(16,732)	(17,026)	(17,567)	(17,116)
Pretax Income	7,348	6,993	6,861	7,654	7,271
Tax Expense	(2,242)	(2,135)	(2,090)	(2,634)	(2,399)
Net Income	$ 5,106	$ 4,858	$ 4,771	$ 5,020	$ 4,872
Dividends on Preferred Stock and Discount Accretion	(293)	(294)	(1,286)	(596)	(1,589)
Net Income Available to Common Stockholders	$ 4,813	$ 4,564	$ 3,485	$ 4,424	$ 3,283

Basic Earnings Per Common Share (1)	$ 0.19	$ 0.18	$ 0.14	$ 0.17	$ 0.13
Diluted Earnings Per Common Share (1)	$ 0.19	$ 0.18	$ 0.14	$ 0.17	$ 0.13
Dividends per Common Share (1)	$ 0.06	$ 0.06	$ 0.06	$ 0.06	$ 0.05
Weighted Average Shares - Basic (1)	25,322	25,290	25,249	25,166	25,117
Weighted Average Shares - Diluted (1)	25,370	25,480	25,382	25,307	25,156

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.73%	0.71%	0.69%	0.71%	0.69%
Annualized Return on Average Common Equity	8.59%	8.47%	8.56%	8.86%	8.63%
Annualized Return on Tangible Common Equity (3)	13.63%	13.64%	13.97%	14.54%	14.23%
Annualized Net Interest Margin	3.85%	3.90%	3.91%	3.93%	3.93%
Efficiency ratio (3)	57.01%	56.11%	56.71%	57.21%	55.94%
Stockholders' equity to total assets	9.30%	9.14%	8.91%	9.34%	9.41%
Common stockholders' equity to total assets	8.62%	8.47%	8.24%	7.99%	8.07%
Tangible common equity to tangible assets (3)	5.63%	5.46%	5.23%	5.01%	5.05%
Tier 1 risk-based ratio	11.21%	10.95%	10.72%	12.43%	12.44%
Total risk-based ratio	13.46%	13.26%	13.10%	13.68%	13.69%
Tier 1 leverage ratio	8.29%	8.09%	7.79%	9.21%	9.14%
Book value per common share (1) (2)	$ 9.26	$ 9.11	$ 8.90	$ 8.82	$ 8.84
Tangible book value per common share (1) (2) (3)	$ 5.85	$ 5.69	$ 5.47	$ 5.35	$ 5.36

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.
(2) Excludes preferred stock
(3) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
(dollars in thousands)	Sept 30, 2011	June 30, 2011	Mar 31, 2011	Dec 31, 2010	Sept 30, 2010
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 1,991,874	$ 1,983,675	$ 1,975,483	$ 2,012,314	$ 1,984,139
Allowance for Loan and Lease Losses	(28,024)	(28,252)	(28,192)	(27,331)	(27,218)
Investment Securities	515,019	515,042	540,041	553,680	508,606
Total Assets	2,741,768	2,741,335	2,751,576	2,792,674	2,769,471
Total Deposits	2,232,565	2,182,383	2,238,512	2,195,889	2,234,772
Short-Term Borrowings	53,175	90,251	46,382	52,123	68,448
Other Borrowings	187,322	207,322	207,322	272,322	193,222
Stockholders' Equity	254,898	250,568	245,071	260,709	260,725

Loans and Leases
Commercial real estate	$ 1,064,009	$ 1,050,458	$ 1,038,850	$ 1,041,015	$ 1,017,099
Commercial, industrial and other	195,121	197,770	194,616	194,259	177,465
Leases	36,178	38,895	46,050	65,640	77,440
Leases held for sale	--	--	--	1,517	2,029
Residential mortgages	392,454	393,062	393,935	403,561	403,019
Consumer and Home Equity	304,112	303,490	302,032	306,322	307,087
Total loans	$ 1,991,874	$ 1,983,675	$ 1,975,483	$ 2,012,314	$ 1,984,139

Deposits
Noninterest bearing	$ 424,789	$ 409,795	$ 407,099	$ 383,877	$ 379,625
Savings and interest-bearing transaction accounts	1,411,058	1,370,190	1,414,604	1,399,163	1,413,063
Time deposits under $100,000	222,337	230,510	240,614	241,911	256,705
Time deposits $100,000 and over	174,381	171,888	176,195	170,938	185,379
Total deposits	$ 2,232,565	$ 2,182,383	$ 2,238,512	$ 2,195,889	$ 2,234,772

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 1,982,637	$ 1,983,253	$ 2,000,057	$ 1,995,857	$ 1,976,248
Investment Securities	518,194	531,045	544,282	549,034	506,485
Interest-Earning Assets	2,537,284	2,542,351	2,577,235	2,577,464	2,546,557
Total Assets	2,762,305	2,762,024	2,797,539	2,802,024	2,781,733
Non Interest-Bearing Demand Deposits	424,938	411,212	400,891	393,710	364,075
Savings Deposits	334,909	333,036	322,225	316,261	319,438
Interest-Bearing Transaction Accounts	1,058,085	1,074,620	1,093,625	1,118,540	1,082,769
Time Deposits	397,029	411,216	413,481	425,951	452,129
Total Deposits	2,214,961	2,230,084	2,230,222	2,254,462	2,218,411
Short-Term Borrowings	58,983	64,015	59,972	75,020	62,015
Other Borrowings	222,086	207,353	234,134	197,316	220,371
Total Interest-Bearing Liabilities	2,071,092	2,090,239	2,123,437	2,133,088	2,136,722
Stockholders' Equity	254,174	248,455	260,148	262,270	268,295
Common Stockholders' Equity	235,785	230,123	226,051	224,849	223,941

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
(dollars in thousands)	Sept 30, 2011	June 30, 2011	Mar 31, 2011	Dec 31, 2010	Sept. 30, 2010
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	5.20%	5.28%	5.41%	5.49%	5.55%
Taxable investment securities	2.48%	2.58%	2.28%	2.35%	2.80%
Tax-exempt securities	4.33%	4.38%	4.54%	4.67%	4.81%
Federal funds sold and interest-bearing cash accounts	0.18%	0.16%	0.15%	0.14%	0.26%
Total interest-earning assets	4.63%	4.71%	4.74%	4.81%	4.93%
Liabilities:
Savings accounts	0.12%	0.16%	0.16%	0.17%	0.18%
Interest-bearing transaction accounts	0.50%	0.55%	0.56%	0.63%	0.68%
Time deposits	1.13%	1.18%	1.26%	1.33%	1.40%
Borrowings	3.37%	3.50%	3.23%	3.48%	3.88%
Total interest-bearing liabilities	0.95%	0.99%	1.00%	1.07%	1.18%
Net interest spread (taxable equivalent basis)	3.68%	3.72%	3.73%	3.74%	3.74%
Annualized Net Interest Margin (taxable equivalent basis)	3.85%	3.90%	3.91%	3.93%	3.93%
Annualized Cost of Deposits	0.46%	0.50%	0.53%	0.59%	0.64%

ASSET QUALITY DATA
Allowance for Loan Losses
Balance at beginning of period	$ 28,252	$ 28,192	$ 27,331	$ 27,218	$ 27,728
Provision for loan losses	4,058	5,406	4,927	4,544	4,857
Net Charge-offs	(4,286)	(5,346)	(4,066)	(4,431)	(5,367)
Balance at end of period	$ 28,024	$ 28,252	$ 28,192	$ 27,331	$ 27,218

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ 1,420	$ 2,047	$ 2,003	$ 1,991	$ 2,937
Commercial, industrial and other	1,929	2,484	598	972	1,077
Leases	353	354	587	963	462
Home equity and consumer	422	329	586	298	784
Real estate - mortgage	162	132	292	207	107
Net charge-offs	$ 4,286	$ 5,346	$ 4,066	$ 4,431	$ 5,367

Nonperforming Assets
Commercial real estate	$ 30,970	$ 27,596	$ 26,202	$ 19,226	$ 20,766
Commercial, industrial and other	4,416	6,312	920	1,702	2,641
Leases	4,670	4,971	5,299	6,277	5,453
Home equity and consumer	3,840	3,456	3,259	2,930	2,653
Real estate - mortgage	12,503	12,710	13,023	12,834	11,960
Total non-accruing loans	56,399	55,045	48,703	42,969	43,473
Property acquired through foreclosure or repossession	1,342	1,439	1,729	1,592	1,745
Total non-performing assets	$ 57,741	$ 56,484	$ 50,432	$ 44,561	$ 45,218

Loans past due 90 days or more	$ 1,304	$ 2,793	$ 1,902	$ 1,218	$ 263
Loans restructured and still accruing	$ 6,075	$ 7,476	$ 8,356	$ 9,073	$ 6,326

Ratio of allowance for loan and lease losses to total loans *	1.41%	1.42%	1.43%	1.36%	1.37%
Non-performing loans to total loans *	2.83%	2.77%	2.47%	2.14%	2.19%
Non-performing assets to total assets *	2.11%	2.06%	1.83%	1.60%	1.63%
Annualized net charge-offs to average loans *	0.86%	1.08%	0.81%	0.89%	1.09%

* Includes leases held for sale

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the quarter ended,
(dollars in thousands, except per share amounts)	Sept 30, 2011	June 30, 2011	Mar 31, 2011	Dec 31, 2010	Sept 30, 2010
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 236,474	$ 232,201	$ 226,760	$ 223,235	$ 223,360
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	--	47	312	578	843
Total tangible common stockholders' equity at end of period - Non-GAAP	$ 149,363	$ 145,043	$ 139,337	$ 135,546	$ 135,406

Shares outstanding at end of period (1)	25,528	25,498	25,466	25,322	25,264

Book value per share - GAAP (1)	$ 9.26	$ 9.11	$ 8.90	$ 8.82	$ 8.84

Tangible book value per share - Non-GAAP (1)	$ 5.85	$ 5.69	$ 5.47	$ 5.35	$ 5.36

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non-GAAP	$ 149,363	$ 145,043	$ 139,337	$ 135,546	$ 135,406

Total assets at end of period	$ 2,741,768	$ 2,741,335	$ 2,751,576	$ 2,792,674	$ 2,769,471
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	--	47	312	578	843
Total tangible assets at end of period - Non-GAAP	$ 2,654,657	$ 2,654,177	$ 2,664,153	$ 2,704,985	$ 2,681,517

Common equity to assets - GAAP	8.62%	8.47%	8.24%	7.99%	8.07%

Tangible common equity to tangible assets - Non-GAAP	5.63%	5.46%	5.23%	5.01%	5.05%

Calculation of return on average tangible common equity
Net income - GAAP	$ 5,106	$ 4,858	$ 4,771	$ 5,020	$ 4,872

Total average common stockholders' equity	235,785	230,123	226,051	224,849	223,941
Less:
Average goodwill	87,111	87,111	87,111	87,111	87,111
Average other identifiable intangible assets, net	15	194	460	724	990
Total average tangible common stockholders' equity - Non - GAAP	$ 148,659	$ 142,818	$ 138,480	$ 137,014	$ 135,840

Return on average common stockholders' equity - GAAP	8.59%	8.47%	8.56%	8.86%	8.63%

Return on average tangible common stockholders' equity - Non-GAAP	13.63%	13.64%	13.97%	14.54%	14.23%

Calculation of efficiency ratio
Total non-interest expense	$ 18,040	$ 16,732	$ 17,026	$ 17,567	$ 18,951
Less:
Amortization of core deposit intangibles	(46)	(266)	(265)	(266)	(265)
Other real estate owned and other repossessed asset expense	(336)	(200)	(272)	(129)	(119)
Long-term debt prepayment fee	(800)	--	--	--	(1,835)
Provision for unfunded lending commitments	(365)	(17)	4	50	(137)
Non-interest expense, as adjusted	$ 16,493	$ 16,249	$ 16,493	$ 17,222	$ 16,595

Net interest income	$ 24,351	$ 24,421	$ 24,584	$ 25,248	$ 24,990
Noninterest income	5,095	4,710	4,230	4,517	6,089
Total revenue	29,446	29,131	28,814	29,765	31,079
Plus: Tax-equivalent adjustment on municipal securities	269	273	269	268	267
Less: (gains) losses on investment securities	(785)	(444)	--	68	(1,681)
Total revenue, as adjusted	$ 28,930	$ 28,960	$ 29,083	$ 30,101	$ 29,665

Efficiency ratio - Non-GAAP	57.01%	56.11%	56.71%	57.21%	55.94%

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	For the Nine Months Ended,
(dollars in thousands, except per share amounts)	Sept 30, 2011	Sept 30, 2010
Calculation of return on average tangible common equity
Net income - GAAP	$ 14,735	$ 14,191

Total average common stockholders' equity	$ 230,689	$ 219,431
Less:
Average goodwill	87,111	87,111
Average other identifiable intangible assets, net	221	1,254
Total average tangible common stockholders' equity - Non-GAAP	$ 143,357	$ 131,066

Return on average common stockholders' equity - GAAP	8.54%	8.65%

Return on average tangible common stockholders' equity - Non-GAAP	13.74%	14.48%

Calculation of efficiency ratio
Total non-interest expense	$ 51,798	$ 52,838
Less:
Amortization of core deposit intangibles	(577)	(796)
Other real estate owned and other repossessed asset expense	(808)	(354)
Long-term debt prepayment fee	(800)	(1,835)
Provision for unfunded lending commitments	(378)	(243)
Non-interest expense, as adjusted	$ 49,235	$ 49,610

Net interest income	$ 73,356	$ 74,506
Noninterest income	14,035	14,751
Total revenue	87,391	89,257
Plus: Tax-equivalent adjustment on municipal securities	811	814
Less: gains on investment securities	(1,229)	(1,682)
Total revenue, as adjusted	$ 86,973	$ 88,389

Efficiency ratio - Non - GAAP	56.61%	56.13%
CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000